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                                                                      EXHIBIT 21


                        SUBSIDIARIES OF IDEX CORPORATION

                                                                                                        JURISDICTION OF
SUBSIDIARY                                                                                               INCORPORATION
----------                                                                                               -------------

BAND-IT CLAMPS (ASIA) PTE., LTD.                                                                           SINGAPORE
BAND-IT COMPANY LTD.                                                                                     UNITED KINGDOM
BAND-IT R.S.A. (PTY) LTD. (51% OWNED)                                                                     SOUTH AFRICA
BAND-IT-IDEX, INC.                                                                                          DELAWARE
BLAGDON HOLDINGS, LTD.                                                                                   UNITED KINGDOM
CLASS 1                                                                                                     DELAWARE
CLASSIC ENGINEERING INC.                                                                                    DELAWARE
CORKEN, INC.                                                                                                DELAWARE
DOMINATOR PUMP AB                                                                                            SWEDEN
FAST and FLUID MANAGEMENT SARL                                                                               FRANCE
FAST IBERICA S.A.                                                                                            SPAIN
FAST LLC                                                                                                    DELAWARE
FAST SRL                                                                                                     ITALY
FAST U.K. LTD.                                                                                           UNITED KINGDOM
FLUID MANAGEMENT AUSTRALIA PTY., LTD.                                                                      AUSTRALIA
FLUID MANAGEMENT CANADA, INC.                                                                                CANADA
FLUID MANAGEMENT EASTERN EUROPE SP. Z  O.O.                                                                  POLAND
FLUID MANAGEMENT EUROPE B.V.                                                                              NETHERLANDS
FLUID MANAGEMENT GMBH                                                                                       GERMANY
FLUID MANAGEMENT OPERATIONS, LLC                                                                            DELAWARE
FLUID MANAGEMENT SERVICOS E VENDAS LTD.                                                                      BRAZIL
FLUID MANAGEMENT, INC.                                                                                      DELAWARE
FM DELAWARE, INC.                                                                                           DELAWARE
FM INVESTMENT, INC.                                                                                         DELAWARE
GAST ASIA, INC.                                                                                             MICHIGAN
GAST MANUFACTURING COMPANY LTD.                                                                          UNITED KINGDOM
GAST MANUFACTURING, INC.                                                                                    MICHIGAN
GODIVA LIMITED                                                                                           UNITED KINGDOM
GODIVA PRODUCTS LTD.                                                                                     UNITED KINGDOM
HALE PRODUCTS EUROPE GMBH                                                                                   GERMANY
HALE PRODUCTS EUROPE LIMITED                                                                             UNITED KINGDOM
HALE PRODUCTS, INC.                                                                                       PENNSYLVANIA
HALOX TECHNOLOGIES, INC.                                                                                    DELAWARE
HEMINA S.P.A. (30%)                                                                                          ITALY
IDEX ASIA PACIFIC PTE. LTD.                                                                                SINGAPORE
IDEX EUROPE GMBH                                                                                            GERMANY
IDEX FINANCE, INC.                                                                                          DELAWARE
IDEX HOLDINGS, INC.                                                                                         DELAWARE
IDEX INDIA PRIVATE LTD                                                                                       INDIA
IDEX LEASING GMBH                                                                                           GERMANY
IDEX RECEIVABLE CORPORATION                                                                                 DELAWARE
IDEX TECHNOLOGY (SUZHOU) COMPANY LTD                                                                         CHINA
IDEX TRADING (SHANGHAI) COMPANY LTD                                                                          CHINA
ISMATEC GMBH                                                                                                GERMANY
ISMATEC SA                                                                                                SWITZERLAND
JOHNSON PUMP (UK) LTD.                                                                                   UNITED KINGDOM
KNIGHT EQUIPMENT (CANADA) LTD.                                                                               CANADA
KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.                                                                      AUSTRALIA
KNIGHT EQUIPMENT INTERNATIONAL B.V.                                                                       NETHERLANDS
KNIGHT INC.                                                                                                 DELAWARE
KNIGHT INTERNATIONAL B.V.                                                                                 NETHERLANDS
KNIGHT SOUTH EUROPE S.L.                                                                                     SPAIN
KNIGHT U.K. LTD.                                                                                         UNITED KINGDOM
KNIGHT, LLC                                                                                                 DELAWARE
LIQUID CONTROLS (INDIA) PVT. LTD                                                                             INDIA
LIQUID CONTROLS, LLC                                                                                        DELAWARE
LUBRIQUIP, INC.                                                                                             DELAWARE
LUKAS HYDRAULIK GMBH                                                                                        GERMANY
MICROPUMP LIMITED                                                                                        UNITED KINGDOM
MICROPUMP, INC.                                                                                             DELAWARE
PULSAFEEDER EUROPE B.V.                                                                                   NETHERLANDS
PULSAFEEDER, INC.                                                                                           DELAWARE
PUMPER PARTS LLC                                                                                            DELAWARE
RHEODYNE EUROPE GMBH                                                                                        GERMANY
RHEODYNE, LLC                                                                                               DELAWARE
S.A.M.P.I. SPL.                                                                                              ITALY
SIGNFIX HOLDINGS                                                                                         UNITED KINGDOM
SIGNFIX LIMITED                                                                                          UNITED KINGDOM
SPONSLER                                                                                                    DELAWARE
TESPA GMBH                                                                                                  GERMANY
TREBOR INTERNATIONAL, INC.                                                                                    UTAH
VERSA-MATIC AB                                                                                               SWEDEN
VERSA-MATIC ASIA SDN BHD (50%)                                                                              MALAYSIA
VERSA-MATIC TOOL INC.                                                                                         OHIO
VIKING PUMP (EUROPE) LTD.                                                                                   IRELAND
VIKING PUMP LATIN AMERICA S.A. DE C.V.                                                                       MEXICO
VIKING PUMP OF CANADA, INC.                                                                                 ONTARIO
VIKING PUMP, INC.                                                                                           DELAWARE
WARREN RUPP (EUROPE) LTD.                                                                                UNITED KINGDOM
WARREN RUPP, INC.                                                                                           DELAWARE
WRIGHTECH, INC.                                                                                             DELAWARE